Exhibit 14
LESAKA TECHNOLOGIES,

INC.
CODE OF ETHICS

CONTENTS
CONTENTS.............................................................................................................................................

2
1.
EXECUTIVE SUMMARY ..............................................................................................................

3
1.1.
INTRODUCTION

...................................................................................................................

3
2.
COMPLIANCE, WAIVERS OR AMENDMENTS ..........................................................................

4
2.1.
COMPLIANCE WITH THIS CODE .......................................................................................

4
2.2.
WAIVERS OF OR AMENDMENTS TO

THIS CODE

............................................................

4
3.
COMPLIANCE WITH LAWS, RULES

AND REGULATIONS .......................................................

5
3.1.
FOREIGN CORRUPT PRACTICES ACT .............................................................................

5
3.2.
COPYRIGHTED OR LICENSED MATERIAL .......................................................................

6
3.3.
COMPETITIVE RELATIONSHIPS ........................................................................................

6
4.
CONFLICTS OF INTEREST

.........................................................................................................

7
4.1.
OUTSIDE ACTIVITIES, EMPLOYMENT AND DIRECTORSHIP .........................................

7
4.2.
RELATIONSHIPS

WITH CLIENTS, CUSTOMERS AND SUPPLIERS

................................

7
4.3.
GIFTS, HOSPITALITY

AND FAVOURS ...............................................................................

8
4.4.
PERSONAL INVESTMENTS

................................................................................................

8
4.5.
INSIDER INFORMATION

AND INSIDER TRADING

............................................................

9
4.6.
REMUNERATION .................................................................................................................

9
5.
EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL

SUPPORT
10
5.1.
EMPLOYMENT EQUITY

.....................................................................................................

10
5.2.
HEALTH AND

SAFETY ......................................................................................................

10
5.3.
ENVIRONMENTAL

MANAGEMENT ..................................................................................

10
5.4.
POLITICAL SUPPORT .......................................................................................................

10
6.
LESAKA’S FUNDS,

PROPERTY AND RECORDS

....................................................................

11
6.1.
FUNDS AND PROPERTY ..................................................................................................

11
6.2.
RECORDS ..........................................................................................................................

11
7.
EMPLOYMENT MATTERS

........................................................................................................

12
7.1.
SUPERVISION OF RELATIVES

AND OTHERS

................................................................

12
7.2.
RESTRICTIONS ON FORMER GOVERNMENT EMPLOYEES ........................................

12
8.
DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

..............................................

13
8.1.
PROMPT COMMUNICATIONS ..........................................................................................

13
8.2.
MEDIA RELATIONS ...........................................................................................................

13
9.
PRIVACY AND CONFIDENTIALITY

..........................................................................................

14
9.1.
OBTAINING AND

SAFEGUARDING INFORMATION

.......................................................

14
9.2.
ACCESS TO INFORMATION .............................................................................................

14
9.3.
TERMINATION OF

EMPLOYMENT ...................................................................................

14
9.4.
FORMER EMPLOYMENT ..................................................................................................

14
10.
OBLIGATIONS OF

EMPLOYEES ..............................................................................................

15

11.
POLICY REVIEW

........................................................................................................................

16
1.

EXECUTIVE SUMMARY
1.1.

INTRODUCTION
Lesaka Technologies,

Inc. and its subsidiaries (hereinafter referred

to as “Lesaka”) are committed to a
policy of

fairness and

integrity in

the conducting

of their

businesses.

This commitment,

endorsed by
the Board of Directors

of Lesaka (hereinafter

referred to as

the “Board”), is

based on the

fundamental
belief

that

business

should

be

conducted

to

the

highest

ethical

standards

of

honesty,

fairness

and
legality.

This

Code

of

Ethics

(hereinafter

referred

to

as

this

“Code”)

is

Lesaka’s

promise

that

these
ethical standards will form the basis for all endeavours of

Lesaka.

Lesaka has established this Code as
part

of

its

overall

policies

and

procedures.

To

the

extent

that

other

Lesaka

policies

and

procedures
conflict with this Code, this Code will prevail.

This

Code

will

apply

equally

to

all

employees

and

other

representatives

of

Lesaka.

The

term
“employees” has been used in the broadest sense and includes:

●

all staff with whom a service contract exists;
●

management and non-management;
●

directors; and
●

contractors, consultants and temporary staff.

This Code is designed to

inform employees of policies

in various areas. Therefore,

Lesaka expects all
employees, directors and other representatives to

share its commitment to high

moral, ethical and legal
standards.
The most

current version

of this

Code will

be distributed

to all

employees, posted

and maintained

on
Lesaka’s website,

and filed

as an

exhibit to

Lesaka’s

Annual Report

on Form

10-K. Lesaka’s

Annual
Report on Form

10-K shall disclose

that this Code

is maintained on

its website and shall

disclose that
substantive amendments and waivers will also be posted on

Lesaka’s website.
Please study this Code carefully so that you understand Lesaka’s expectations and your obligations.

2.

COMPLIANCE, WAIVERS OR AMENDMENTS

2.1.

COMPLIANCE WITH THIS CODE

Compliance

with

this

Code

by

all

employees

is

mandatory.

If

any

employee

becomes

aware

of,

or
suspects, a contravention

of this Code,

such employee

must promptly and

confidentially advise

his or
her

line

manager,

the

Human

Resources

Manager

or

a

member

of

the

Compliance

Department
(provided such person was not involved in the alleged

violation).

Lesaka’s efforts to ensure

observance of, and adherence

to, the goals

and policies outlined in

this Code
mandate

that

you

must

promptly

bring

to

the

attention

of

your

line

manager,

the

Human

Resources
Manager or

a member

of the

Compliance Department

(provided such

person was

not involved

in the
alleged violation)

any material

transaction, relationship,

act, failure

to act,

occurrence or

practice that
you believe, in

good faith, is

inconsistent with, in

violation of, or

reasonably could

be expected to

give
rise to a violation of, this Code.

The matter will be investigated and dealt with

according to the Lesaka’s

Whistleblowing Policy.

Failure
to report violations of this Code will itself be considered

a serious violation of this Code.

It is Lesaka’

s

policy that

no retaliation

or other

adverse action

will be

taken against

any employee

for
good-faith reports of

Code violations.

Persons who discriminate,

retaliate or harass

may be subject

to
civil, criminal and administrative penalties,

as well as disciplinary action,

up to and including

termination
of employment for cause.
Managers set

an example

for other

employees

and are

often responsible

for directing

the actions

of
others. Every manager and

supervisor is expected to

take necessary actions to

ensure compliance with
this Code, to provide guidance

and assist employees in

resolving questions concerning

this Code and
to permit employees to express any concerns regarding

compliance with this Code.

No one has the authority to order another employee

to act in a manner that is contrary to this
Code.
2.2.

WAIVERS OF OR AMENDMENTS TO THIS CODE

Any waivers

of or

amendments to

this Code

must be

in writing

and must

be approved

in advance

by
the Board.

Waivers and

amendments, and

the reason

therefore, shall

be disclosed

as required

under applicable
law and regulations. If

employees are in doubt

about the application

of this Code, they

should discuss
the matter with their line manager,

the Human Resources Manager,

or the Compliance Department.

3.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Employees must comply with all applicable laws,

rules and regulations which relate to

their activities for
and on behalf of Lesaka.

Lesaka will not tolerate any

violation of the law or unethical business

dealing
by any employee, including any payment for,

or other participation in, an illegal act, such as bribery.
Lesaka

is

committed

to

full

compliance

with

the

laws,

rules

and

regulations

of

the

cities,

states

and
countries

in

which

it

operates.

You

must

comply

with

all

applicable

laws,

rules

and

regulations

in
performing your duties for Lesaka.

Numerous

federal,

state

and

local

laws,

rules

and

regulations

define

and

establish

obligations

with
which Lesaka,

its employees and agents must comply.

Under certain circumstances, local country

law
may establish requirements that differ from this

Code.

You

are expected to

comply with all

local country laws

in conducting Lesaka’s

business. If you violate
these laws or

regulations in performing

your duties for

Lesaka, you not

only risk individual

indictment,
prosecution and penalties,

as well as

civil actions

and penalties,

but also subject

Lesaka to the

same
risks and penalties.

If you violate these laws in performing duties

for Lesaka, you may be subject

to immediate disciplinary
action, including possible termination of your employment or affiliation with Lesaka.

Employees must ensure that their conduct cannot

be interpreted as being in any way in
contravention of applicable laws, rules and regulations

governing the operations of
Lesaka .
3.1.

FOREIGN CORRUPT PRACTICES ACT
Lesaka employees

are expressly

prohibited from,

directly or indirectly,

offering payment,

promising to
pay,

or

authorizing

the

payment

of

any

money,

or

offering

any

gift

or

non-monetary

offer

or

benefit,
promising to give

a gift or

non-monetary offer

or benefit, or

authorizing the

giving of anything

of value
to any foreign official or any

foreign political party,

official of any foreign political party,

or candidate for
governmental or political office for purposes of:
●

influencing any

act or

decision of

that foreign

official,

political party

or candidate

in his/

her/ its
official capacity;
●

inducing that foreign official, candidate

or political party to do or omit to do any act

in violation of
the lawful duty of that official, candidate or party,

or
●

securing any improper advantage; or
●

inducing that foreign official, candidate

or political party to

use his/ her/ its

influence with a foreign
government

or

instrumentality

to

affect

or

influence

any

act

or

decision

of

that

government

or
instrumentality, in order to assist Lesaka or its employee

in obtaining or retaining business for or
with, or directing business to, Lesaka.
Various

countries

also

have

laws

that

prohibit

commercial

bribery.

Accordingly,

these

laws

are

not
limited in scope

to bribery of foreign

officials and typically prohibit bribes

or inducements to an

individual
or business to improperly influence decision-making.

As such, it is Lesaka’s policy that nothing of value should

be provided to any person for the purpose of
improperly

obtaining

or

retaining

business

or

otherwise

gaining

an

improper

business

advantage.

Violations of this policy are

taken very seriously,

as they can subject both Lesaka

and the individual to
criminal and civil penalties, up to and including imprisonment.

3.2.

COPYRIGHTED OR LICENSED MATERIAL

It is both

illegal and unethical to

engage in practices that

violate copyright laws or

licensing agreements.

Lesaka

requires

that

all

employees

respect

the

rights

conferred

by

such

laws

and

agreements

and
refrain

from

making

unauthorized

copies

of

protected

materials,

including

but

not

limited

to

printed
matter, musical recordings, and computer

software.

3.3.

COMPETITIVE RELATIONSHIPS

It

is

unethical

and

unlawful

to

collaborate

with

competitors

or

their

agents

or

representatives

for

the
purpose of

establishing

or maintaining

rates

or prices

at any

particular level,

or to

collaborate in

any
way in the restraint of trade.

4.

CONFLICTS

OF INTEREST

Employees are

expected to

perform their

duties conscientiously,

honestly and

in accordance

with the
best interests of Lesaka to optimize business objectives.
Employees must

not use their

positions, or

knowledge gained

through their employment

with Lesaka,
for private or personal advantage or in

such a manner that a conflict or an

appearance of conflict arises
between Lesaka’s interest and their personal

interests.

A conflict could arise

where an employee’s

family, or

a business with which

an employee or his

or her
family is associated obtains a

gain, advantage or profit, or there

is the appearance of a

gain, advantage
or profit, by virtue of the employee’s position with Lesaka

or knowledge gained through that position.
Every

employee

must promptly

inform

Lesaka of

any

business

opportunities

that

come to

his or

her
attention

through

the

use

of

Lesaka

assets,

property

or

information

or

that

relate

to

the

existing

or
prospective business of Lesaka.
If employees feel

that a course

of action which

they have pursued,

are pursuing

or are contemplating
pursuing, may involve them in a conflict of

interest situation or a perceived conflict

of interest situation,
they should

immediately make

all the

facts known

to the person

to whom

they report

and the

Human
Resources Manager, or Compliance

Department.
4.1.

OUTSIDE ACTIVITIES, EMPLOYMENT AND

DIRECTORSHIP

We all share

a very real

responsibility to contribute

to our local

communities, and

Lesaka encourages
employees to participate in religious, charitable, educational and civic activities.
Employees

should,

however,

avoid

acquiring

any

business

interest

or

participating

in

any

activity
outside Lesaka which would create, or appear to create:
●

an excessive demand upon their time, attention and energy which would deprive

Lesaka of their
best efforts

on the job; or
●

a conflict of interest - that is, an obligation, interest or distraction which would interfere or appear to interfere with their independent exercise of judgment

in Lesaka’s best interest.
Employees other than

outside directors

may not take

up outside employment

without the

prior written
approval of the Human Resources Manager.
Employees who hold, or have

been invited to hold, outside

directorships should take particular

care to
ensure

compliance

with

all

provisions

of

this

Code.

When

outside

business

directorships

are

being
considered by employees other than outside directors, prior

written approval must be obtained from the
Chief Executive Officer of Lesaka or Executive Director

responsible for the division.
4.2.

RELATIONSHIPS WITH CLIENTS, CUSTOMERS AND SUPPLIERS

Lesaka recognizes

that relationships

with clients, customers

and suppliers give

rise to

many potential
situations where conflicts of interest, real or perceived,

may arise.

Employees

should

ensure

that

they

are

independent,

and

are

seen

to

be

independent,

from

any
business organization

having a contractual

relationship with

Lesaka or

providing goods

or services

to
Lesaka, if such a

relationship might influence

or create the impression

of influencing their decisions

in
the performance of their duties on behalf of Lesaka.
In

such

circumstances,

employees

should

not

invest

in,

or

acquire

a

financial

interest,

directly

or
indirectly, in such

an organization.

4.3.

GIFTS, HOSPITALITY AND FAVOURS
Conflicts

of

interest

can

arise

where

employees

are

offered

gifts,

hospitality

or

other

favours

which
might, or

could be

perceived to,

influence their

judgment in

relation to

business transactions

such as
the placing of orders and contracts.
An employee should not accept gifts, hospitality or other favours from suppliers of goods or services to
Lesaka. However, the acceptance

of the following would not be considered contrary to such

policy:
●

promotional matter of limited commercial value;
●

occasional business

entertaining such as lunches, cocktail parties or dinners; and
●

occasional personal hospitality such as tickets to sporting

events or theatres.
Any bribe or attempted

bribe must be reported

to the employee’s

line manager as soon

as possible. It
is the intention that dealings with any supplier that offers bribes will be terminated.
Certain

functions

or

operating

areas

may

have

more

detailed

rules

governing

the

receipt

of

gifts,
hospitality or other favours.
In addition, no bribes

of any kind should be

made by any Lesaka

employee to any customer or

potential
customer to secure business.
Providing the occasional gifts to customers, as set

out below, would not be considered contrary to such
a policy:
●

advertising matter of limited commercial value;
●

occasional business entertaining such as lunches, cocktail

parties or dinners; and
●

occasional personal hospitality such as tickets to sporting

events or theatres.
4.4.

PERSONAL INVESTMENTS
Lesaka respects

the right

of all

employees to

make personal

investment decisions

as they

see fit,

as
long as

these decisions

do not

contravene any

provisions of

this Code,

any applicable

legislation, or
any policies

or procedures

established by

the various

operating areas

of Lesaka,

and provided

these
decisions

are

not

made

on

the

basis

of

material

non-public

information

acquired

by

reason

of

an
employee’s connection with Lesaka.

Employees should not

permit their personal

investment transactions

to have priority

over transactions
for Lesaka and its clients.
When considering the application of this section,

employees should ensure that no investment decision
made

for

their

own

account

could

reasonably

be

expected

to

adversely

influence

their

judgment

or
decisions in the performance of their duties on behalf of Lesaka.
Employees involved in

performing investment activities

on behalf

of Lesaka

and those

who by

the nature
of their duties

or positions

are exposed to

price-sensitive information

relating to Lesaka

are subject to
additional rules

governing

personal investments.

These may

be imposed

by the

Companies Act,

the
Stock

Exchange

of

Johannesburg,

Banks

Act,

Financial

Sector

Conduct

Authority,

Securities
Regulation Panel and other regulatory bodies, industry

associations and management.

The rules include requirements for employees to:
●

obtain

prior

written

approval

for,

and

to

report

on,

their

personal

investment

activity

and

the
investment activity of those persons with whom they

have a close relationship; and

●

refrain

from

dealing

in

the

shares

of

entities

that

Lesaka

deals

with

during

certain

restricted
periods, as well as Lesaka subsidiaries and associates.
4.5.

INSIDER INFORMATION AND INSIDER TRADING
Employees

may

receive

information

concerning

Lesaka

or

one

of

its

affiliates,

business

partners,
clients, or

customers

that

is confidential

and

not generally

known by

the

public. If

that

information

is
“material” (i.e., publication of that information is likely to affect the market price of the stock of the entity to which the information relates), then the employee has

an ethical and legal obligation not to:
●

act on that information (i.e., buy or sell stock based on

that information);
●
disclose that information to others; or
●
advise

others

to

buy

or

sell

the

stock

of

the

entity

to

which

that

information

relates,

until

such
information becomes public.

An

employee’s

direct

or

indirect

use

of

or

sharing

of

such

confidential,

privileged,

or

otherwise
proprietary

business

information

of

Lesaka

or

its

partners,

clients,

or

customers

for

financial

gain,
including investment by the employee or the transmission

of this information to others so that they

can
use

this

information

for

their

financial

gain,

constitutes

insider

trading,

which

is

a

criminal

offense.
Please refer to Lesaka’s Insider Trading

Policy for more information.
4.6.

REMUNERATION
No

employee

may

receive

commissions

or

other

remuneration

related

to

the

sale

of

any

product

or
service

of

Lesaka

except

as

specifically

provided

under

an

individual’s

terms

of

employment

or

as
specifically agreed with management.

No member of Lesaka’s Audit Committee shall

receive any compensation not permitted by the rules of
the Securities and

Exchange Commission

(hereinafter referred

to as the

“SEC”), The

NASDAQ Stock
Market, and other applicable law.
Employees may not receive any money or anything of value (other than Lesaka’s regular remuneration or other

incentives), either

directly or

indirectly,

for negotiating,

procuring, recommending

or aiding

in
any transaction

made on

behalf of

Lesaka,

nor have

any direct

or indirect

financial interest

in such

a
transaction.

5.

EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL
SUPPORT
5.1.

EMPLOYMENT EQUITY

Lesaka supports employment

equity in the

workplace and seeks

to identify,

develop and reward

each
employee who

demonstrates

the qualities

of individual

initiative,

enterprise,

hard

work

and

loyalty

in
their

job.

Lesaka

supports

and

complies

with

the

Basic

Conditions

of

Employment

Act

and

the
Employment Equity Act.
All employees

have the

right to

work in

an environment

which is

free from

any form

of discrimination,
directly or

indirectly,

on any

arbitrary ground,

including, but

not limited

to race,

gender,

sex, ethnic

or
social

origin,

colour,

sexual

orientation,

age,

disability,

religion,

conscience,

belief,

political

opinion,
culture, language, marital status or family responsibility.

Employees should report any cases

of actual or suspected discrimination to their

line managers or the
Human Resources Manager.
Employees with

illnesses or

disabilities may

continue to

work, provided

that they

are able to

continue
to perform satisfactorily

the essential duties

of their jobs

and do not

present a safety

or health hazard
to themselves or others.
5.2.

HEALTH AND SAFETY
Lesaka is committed

to taking

every reasonable

precaution to

ensure a

safe work

environment for

all
employees.
Employees

who

become

aware

of

circumstances

relating

to

Lesaka’s

operations

or

activities

which
pose

a

real

or

potential

health

or

safety

risk

should

report

the

matter

to

their

line

manager

and

the
Human Resources Manager. It is

Lesaka’s policy that no

retaliation or other

adverse action will

be taken
against any employee for good-faith reports.
5.3.

ENVIRONMENTAL MANAGEMENT
Lesaka

is

committed

to

developing

operating

policies

to

address

the

environmental

impact

of

its
business activities by

integrating pollution control,

waste management and

rehabilitation activities into
operating procedures. Employees should

give appropriate and timely

attention to environmental issues.
5.4.

POLITICAL SUPPORT

Lesaka accepts

the personal

participation of

its employees

in the

political process

and respects

their
right to

absolute privacy

with regard

to personal

political activity.

Lesaka will

not attempt

to influence
any such

activity provided

there is

no

disruption

to

workplace

activities

and

it does

not contribute

to
industrial unrest.
Lesaka funds, goods or services, however, may not be used as contributions to political parties or their candidates.

6.

LESAKA’S FUNDS, PROPERTY AND RECORDS

6.1.

FUNDS AND PROPERTY

Lesaka

has

developed

a

number

of

internal

controls

to

safeguard

its

assets

and

imposes

strict
standards to prevent fraud and dishonesty. It is every employee’s responsibility to implement, maintain
and enhance the effectiveness of the control environment

in which they operate.

All

employees

who

have

access

to

Lesaka’s

funds

in

any

form

must

at

all

times

follow

prescribed
procedures for recording, handling and protecting such

funds.

Operating

areas

may

implement

policies

and

procedures

relating

to

the

safeguarding

of

Lesaka
property, including computer

software.
Employees

must

at

all

times

ensure

that

Lesaka’s

funds

and

property

are

used

only

for

legitimate
Lesaka business purposes. Where

an employee requires Lesaka

funds to be

spent, it is the

employee’s
responsibility

to

use

good

judgment

on

Lesaka’s

behalf

and

to

ensure

that

appropriate

value

and
authorization is received for such expenditure.
All payments made

by or on

behalf of Lesaka

for any purpose

must be fully

and accurately described
in the documents

and records supporting

the payment. No

false, improper,

or misleading entries

shall
be made in the books and records of Lesaka.
Complete and

accurate information

is to

be given

in response

to inquiries

from Lesaka’s

Compliance
Department and certified public accountants.
If employees become aware of any

evidence that Lesaka funds or property may

have been or are likely
to be

used in

a fraudulent

or improper manner

they should immediately

and confidentially advise

Lesaka
as set out in the compliance with this Code section

of this document.

It is Lesak

a’s policy

that no

retaliation or

other adverse

action will

be taken

against any

employee for
good-faith reports.
6.2.

RECORDS

Accurate

and

reliable

records

of

many

kinds

are

necessary

to

meet

Lesaka’s

legal

and

financial
obligations and to manage

the affairs of Lesaka.

Lesaka’s books and records should

reflect all business
transactions in an accurate and timely manner.

Undisclosed

or

unrecorded

revenues,

expenses,

assets

or

liabilities

are

not

permissible,

and

the
employees

responsible

for

accounting

and

record-keeping

functions

are

expected

to

be

diligent

in
enforcing proper practices.

7.

EMPLOYMENT MATTERS
7.1.

SUPERVISION OF RELATIVES AND OTHERS
Close relatives and domestic

partners shall not work

directly or indirectly under

the supervision of one
another without prior written approval.

●

“Close relative”

means, but

is not

limited to,

a spouse,

sister,

brother,

sister-in-law,

brother-in-
law, father, mother, father-in-law,

mother-in-law, step-parent, aunt, uncle, first cousin,

child, step-
child, foster child, or grandparent.

●

“Domestic partner” means,

but is

not limited

to, husband, wife,

or a

person the employee

currently
resides with in an intimate, romantic or sexual relationship.

If such a situation should arise, it should be immediately brought to the attention of a direct manager of
Human Resources.
Lesaka

also

requires

that

employees

disclose

to

Human

Resources

the

existence

of

an

intimate,
romantic or sexual relationship between employees where there exists a direct chain of command and/
or supervisor/ subordinate relationship. Decisions concerning such employees will be made on a case-
by-case basis by Human Resources.
7.2.

RESTRICTIONS ON FORMER GOVERNMENT

EMPLOYEES
Former U.S. Government employees or U.S.

military officers are generally prohibited from

representing
Lesaka in matters in which

the government has substantial interest

and where the employee had

prior
responsibility.

Retired senior government officials

and regular military officers

are further restricted from

selling to, or
in some instances, contacting their former agency or

military service.

The duration of these prohibitions

and the matters to

which they apply depend on

the type of previous
government

employment.

Lesaka’s

legal

department

should

be

contacted

to

help

identify

which
restrictions apply.

8.

DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

8.1.

PROMPT COMMUNICATIONS
Lesaka strives to achieve complete,

accurate, fair, understandable

and timely communications with all
parties with whom

it conducts business,

as well as

government authorities and

the public. All

employees
must take all steps necessary to

assist Lesaka in fulfilling these disclosure

responsibilities. In addition,
prompt and effective internal communication

is encouraged.
A prompt, courteous and accurate response should be made to all reasonable requests for information
and

other

client

communications.

Any

complaints

should

be

dealt

with

in

accordance

with

internal
procedures established by various operating areas of

Lesaka and applicable laws.
8.2.

MEDIA RELATIONS
In

addition

to

everyday

communications

with

outside

persons

and

organizations,

Lesaka

will,

on
occasion, be asked to express its views to the media on certain issues.
When communicating publicly on

matters that involve Lesaka business,

employees must not presume
to speak

for Lesaka

on any

matter,

unless they

are certain

that the

views they

express are

those of
Lesaka and it is Lesaka’s

desire that such views

be publicly disseminated.

Employees approached by
the

media

should

immediately

contact

the

department

or

individual

responsible

for

corporate
communications.
An employee, when

dealing with anyone

outside Lesaka,

including public officials,

must take care

not
to compromise

the integrity or

damage the reputation

of any outside

individual, business, or

government
body, or that of Lesaka

.
As

a

general

rule,

Lesaka’s

position

on

public

policy

or

industry

issues

will

be

dealt

with

by

senior
management of Lesaka and existing policies

in this regard must be adhered to. The

text of the articles
for publication,

public speeches

and addresses

about Lesaka

and its

business should

be reviewed

in
advance with the individual responsible for public relations.
Employees

should

separate

their

personal

roles

from

Lesaka’s

position

when

communicating

on
matters not

involving Lesaka

business. They

should be

especially careful

to ensure

that they

are not
identified with Lesaka when

pursuing personal or political

activities, unless this

identification has been
specifically authorized in advance by Lesaka.

9.

PRIVACY AND CONFIDENTIALITY

In

the

regular

course

of

business,

Lesaka

accumulates

a

considerable

amount

of

information.

The
following principles are to be observed:
9.1.

OBTAINING AND SAFEGUARDING INFORMATION
Information

necessary

for

Lesaka’s

business

should

be

reliable,

accurate

and

its

confidentiality
maintained.

When

personal

information

is

needed,

wherever

possible,

it

should

be

obtained

directly
from

the

person

concerned.

Only

reputable

and

reliable

sources

should

be

used

to

supplement

this
information.
Information

should

only

be

retained

as

long

as

it

is

needed

or

as

required

by

law,

and

it

is

every
employee’s responsibility to ensure that such information

is physically secured and protected.
9.2.

ACCESS TO INFORMATION
Any

information

with

respect

to

any

product,

plan

or

business

transaction

of

Lesaka,

or

personal
information regarding employees, including their salaries, must be kept strictly confidential (hereinafter
referred to as “Confidential

Information”) and must

not be disclosed

or used for

improper purposes by
any employee unless and until proper authorization for

such disclosure has been obtained.

Once authorization has

been obtained, all

information required by

stakeholders either on

request or due
to statutory requirements must be accurately disclosed.

In addition, operating

areas may implement

policies and procedures

to prevent improper transmission
within Lesaka of material non-public information.
9.3.

TERMINATION OF EMPLOYMENT
The

obligation

to

preserve

the

confidentiality

of

Confidential

Information

acquired

in

the

course

of
employment

with

Lesaka

does

not

end

upon

termination

of

employment.

The

obligation

continues
indefinitely

until

Lesaka

authorizes

disclosure,

or until

the

Confidential

Information

legally

enters

the
public domain.
Immediately

upon

the

termination

of

employment

for

any

reason,

or

when

otherwise

requested

by
Lesaka,

employees

are

required

to

return

to

Lesaka

all

above-mentioned

Confidential

Information,
including documents, information and other property.
9.4.

FORMER EMPLOYMENT
New employees

will

not

be

assigned

to

work

where

they

might

be

required

to

use

or disclose

trade
secrets or confidential information

belonging to their former

employers. New employees should not

take
away from

their former

place of

employment any

information that

might be

considered proprietary

or
confidential.

10.

OBLIGATIONS OF EMPLOYEES

It is

of paramount

importance to

Lesaka that

all disclosure

in reports

and documents

that Lesakafiles
with, or submits to, the SEC, and in other public communications made by Lesaka is full, fair, accurate, timely and understandable.

You must take all steps available to assist Lesaka in fulfilling these responsibilities consistent with your role within

the Lesaka.

In

particular,

you are

required

to provide

prompt

and accurate

answers

to all
inquiries made to you in connection with Lesaka’s

preparation of its public reports and disclosure.
All employees must perform their duties diligently,

effectively and efficiently,

and in particular:
●

support and

assist Lesaka

to fulfil

its commercial

and ethical

obligations and

objectives as

set
out in this Code;
●

avoid any waste of resources, including time;
●

be

committed

to

improving

productivity,

achieving

the

maximum

quality

standards,

reducing
ineffectiveness, and avoiding unreasonable disruption

of activities at work;
●

commit to honouring their agreed terms and conditions

of employment;
●

not

act

in

any

way

that

may

jeopardize

the

shareholders’

rights

to

a

reasonable

return

on
investment;
●

act

honestly

and

in

good

faith

at

all

times

and

report

any

harmful

activity

they

observe

in

the
workplace;
●

recognize fellow

employees’

rights to

freedom of

association and not

intimidate fellow employees;
●

pay

due

regard

to

environmental,

public

health

and

safety

conditions

in

and

around

the
workplace; and
●

act within their powers and not carry on the business

of Lesaka recklessly.
Each employee who contributes in any way to

the preparation or verification of the Company's financial
statements and other financial information must:
●

ensure that the Company's books, records and accounts

are accurately maintained;
●

be

familiar

with

and

comply

with

the

Company's

disclosure

controls

and

procedures

and

its
internal control over financial reporting; and
●

take

all

necessary

steps

to

ensure

that

all

filings

with

the

SEC

and

all

other

public
communications

about

the

financial

and

business

condition

of

the

Company

provide

full,

fair,
accurate, timely and understandable disclosure.
Each employee

must cooperate

fully with

the Company's

accounting and

internal audit

departments,
as well as the Company's certified public accountants

and counsel.
Each employee

acknowledges

that

Lesaka shall

be the

owner

of the

copyright

in

any work

which

is
eligible for copyright and which is created or

executed by such employee, whether alone or with

others,
in the course and scope of employment.
All work created or executed by the employee and for which copyright exists shall unless the employee
established

the

contrary,

be

deemed

to

have

been

created

or

executed

in

the

course

and

scope

of
employment with Lesaka.

11.

POLICY REVIEW
The Audit Committee of

the Company will periodically

(preferably annually) review

the policy and may
recommend changes from time to time for the consideration of the Board.

Any proposed

changes

to this

Policy

where

indicated,

shall be

referred

to the

Board

for

appropriate
action.
BOARD APPROVAL

RECEIVED: SEPTEMBER 2022